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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              --------------------


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 27, 2002


                                VERITAS DGC INC.
             (Exact Name of Registrant As Specified In Its Charter)


          DELAWARE                                            76-0343152
(State or Other Jurisdiction         001-7427              (I.R.S. Employer
      of Incorporation)         (Commission File No.)     Identification No.)


                                 10300 TOWN PARK
                              HOUSTON, TEXAS 77072
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                  832-351-8300
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS

         On September 27, 2002, Veritas DGC Inc. ("Veritas") and certain of its subsidiaries entered into the Second Amendment to Credit Agreement, effective as of July 1, 2002 (the "Second Amendment"). The Second Amendment amends the Credit Agreement, dated as of July 17, 2001, by and among Veritas, certain of its subsidiaries and the Banks named therein. The Second Amendment amends the definition of "Fixed Charge Coverage Ratio." A copy of the Second Amendment is filed as Exhibit 10.1 hereto and is hereby incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      EXHIBITS

EXHIBIT NO.        DESCRIPTION
-----------        -----------
10.1               Second Amendment to Credit Agreement, effective as of July 1,
                   2002, by and among Veritas DGC Inc., Veritas DGC Limited,
                   Veritas Energy Services Inc., Veritas Energy Services
                   Partnership, certain Banks party thereto, Wells Fargo Bank
                   Texas, N.A., as agent, and HSBC Bank Canada, as agent.

10.2 Credit Agreement, dated as of July 17, 2001, by and among Veritas DGC Inc., Veritas DGC Limited, Veritas Energy Services Inc., Veritas Energy Services Partnership, certain Banks party thereto, Wells Fargo Bank Texas, N.A., as agent, and HSBC Bank Canada, as agent (incorporated by reference to Exhibit 10-W to Veritas DGC Inc.'s annual report on Form 10-K for the year ended July 31, 2001).







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              VERITAS DGC INC.
                              (Registrant)


                               /s/ Larry L. Worden
                               -------------------------------------------------
                                               Larry L. Worden
                                 Vice President, General Counsel and Secretary


Date:  October 2, 2002


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                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
-----------        -----------
10.1               Second Amendment to Credit Agreement, effective as of July 1,
                   2002, by and among Veritas DGC Inc., Veritas DGC Limited,
                   Veritas Energy Services Inc., Veritas Energy Services
                   Partnership, certain Banks party thereto, Wells Fargo Bank
                   Texas, N.A., as agent, and HSBC Bank Canada, as agent.

10.2 Credit Agreement, dated as of July 17, 2001, by and among Veritas DGC Inc., Veritas DGC Limited, Veritas Energy Services Inc., Veritas Energy Services Partnership, certain Banks party thereto, Wells Fargo Bank Texas, N.A., as agent, and HSBC Bank Canada, as agent (incorporated by reference to Exhibit 10-W to Veritas DGC Inc.'s annual report on Form 10-K for the year ended July 31, 2001).